FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Report Under Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Current Report As Of September 29, 2008

Commission File Number  0-10147

DIATECT INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

California	82-0513509
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

875 Industrial Parkway
Heber City, Utah 84032
(Address of principal executive offices)

Registrant's telephone number including area code  (435)654-4370

___________________
Former Address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions.
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Introductory Note: Recently the Issuer issued warrants to officers and director pursuant to contracts and as directors’ fees.

Item 8.01 Other Events.

We issued warrants to officers and directors.  Each warrant provides for the right to purchase one share and has a term of three years and expires on September 24, 2011 and all warrants are exercisable at a price of $.07 per share.  Pursuant to their respective employment contracts Mr. Robert Rudman, our chief financial officer, received 3,000,000 warrants and F. Patrick Carr, our president and chief executive officer, received 5,000,000 warrants.  As directors’ fees the following each received 1,000,000 warrants:  Dale Timothy White, Philip Ellett, David Carlile, and Francisco Sanchez.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date   October 3, 2008.

Diatect International Corporation

By s/ F. Patrick Carr
F. Patrick Carr
President and Chief Executive Officer